                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints C. Stedman Garber, Jr. and Cary A. Moomjian, Jr. and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 (the "S-4 Registration Statement"), that will be filed with the Securities and Exchange Commission (the "SEC") by Santa Fe International Corporation in connection with its proposed merger with Global Marine Inc., and to sign any and all amendments (including post-effective amendments) to the S-4 Registration Statement and to file the same with all exhibits thereto, and all documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.


Dated:   September 21, 2001


                                                 /s/ GORDON M. ANDERSON
                                                 -------------------------
                                                 Gordon M. Anderson

                                                 /s/ SEALS M. MCCARTY
                                                 -------------------------
                                                 Seals M. McCarty

                                                 /s/ JAMES E. OLIVER
                                                 -------------------------
                                                 James E. Oliver

                                                 /s/ RICHARD L. GEORGE
                                                 -------------------------
                                                 Richard L. George

                                                 /s/ KHALED R. AL-HAROON
                                                 -------------------------
                                                 Khaled R. Al-Haroon

                                                 /s/ FERDINAND A. BERGER
                                                 -------------------------
                                                 Ferdinand A. Berger

                                                 /s/ STEPHEN J. SOLARZ
                                                 -------------------------
                                                 Stephen J. Solarz

                                                 /s/ NADER H. SULTAN
                                                 -------------------------
                                                 Nader H. Sultan

                                                 /s/ MAHA A.R. RAZZUQI
                                                 -------------------------
                                                 Maha A.R. Razzuqi

                                                 /s/ ROBERT E. WYCOFF
                                                 -------------------------
                                                 Robert E. Wycoff



                                       ***

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that C. Stedman Garber, Jr. constitutes and appoints Cary A. Moomjian, Jr., his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 (the "S-4 Registration Statement"), that will be filed with the Securities and Exchange Commission (the "SEC") by Santa Fe International Corporation in connection with its proposed merger with Global Marine Inc., and to sign any and all amendments (including post-effective amendments) to the S-4 Registration Statement and to file the same with all exhibits thereto, and all documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.


Dated:   September 19, 2001



                                               By: /s/ C. STEDMAN GARBER, JR.
                                                   -----------------------------
                                                   Name:  C. Stedman Garber, Jr.
                                                   Title: President and Chief
                                                          Executive Officer